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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934



                                LipoScience, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

                    Delaware                       56-1879288
                    --------                       ----------
            (State of incorporation                Employer
                or organization)                   Identification No.)

        700 Spring Forest Road, Suite 100, Raleigh, North Carolina 27609
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

If this form relates to the              If this form relates to the
registration of a class of               registration of a class of
securities pursuant to Section 12(b)     securities pursuant to Section 12(g)
of the Exchange Act and is effective     of the Exchange Act and is effective
pursuant to General Instruction          pursuant to General
A.(c), please check the following        Instruction A.(d), please check the
box. [_]                                 following box. [x]

Securities Act registration statement file number to which this
form relates:                                                     333-83602
                                                                  ---------
                                                               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                 Name of Each Exchange on Which
        to be so Registered                 Each Class is to be Registered
        -------------------                 ------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
                    ----------------------------------------
                                 Title of Class)


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Item 1:  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $0.001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-83602) is incorporated herein by reference.

Item 2:  Exhibits.
         --------

The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Form of Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3. Bylaws of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. Form of Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     LipoScience, Inc.

                                     By: /s/ F. Ronald Stanton
                                        ---------------------------------
                                        F. Ronald Stanton
                                        Chief Executive Officer and President


March 4, 2002